                                POWER OF ATTORNEY

We, the undersigned officers of The Lincoln National Life Insurance Company (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln Life Variable Annuity Account N (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Ronald L. Stopher, G. Michael Antrobus and Rise C. M. Taylor, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all amendments to Registration Statement No. 811-08517 filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed on January 23, 2003.


                                     President and Director
--------------------------           (Principal Executive Officer)
Jon A. Boscia


                                     Senior Vice President, Chief Financial
--------------------------           Officer and Director (Principal Accounting
Janet Chrzan                         Officer and Principal Financial Officer)


                                     Executive Vice President, Chief Executive
--------------------------           Officer of Life Insurance and Director
John H. Gotta


/s/ Lorry J. Stensrud                Executive Vice President, Chief Executive
--------------------------           Officer of Lincoln Retirement and Director
Lorry J. Stensrud


                                     Director
--------------------------
Jude T. Driscoll


                                     Director
--------------------------
Barbara S. Kowalczyk


                                     Chief Investment Officer and Director
--------------------------
See Yeng Quek


                                     Director
--------------------------
Richard C. Vaughan

Acct N Power of Attorney



STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this ____ day of __________, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jon A. Boscia, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             ------------------------------
                                             Notary Public

My Commission Expires:____________

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STATE OF INDIANA   )
                   ) SS:
COUNTY OF ALLEN    )

     On this ____ day of __________, 2003, before me, a Notary Public, in and for said county and state, personally appeared Janet Chrzan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                             ------------------------------
                                             Notary Public

My Commission Expires:____________

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STATE OF CONNECTICUT   )
                       ) SS:
COUNTY OF HARTFORD     )

     On this ____ day of __________, 2003, before me, a Notary Public, in and for said county and state, personally appeared John H. Gotta, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             ------------------------------
                                             Notary Public

My Commission Expires:____________

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STATE OF INDIANA   )
                   ) SS:
COUNTY OF ALLEN    )

     On this 23rd day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared Lorry J. Stensrud, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             /s/ Sharlene K. Geer
                                             ------------------------------
                                             Notary Public

My Commission Expires: 2/29/08

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

Acct N Power of Attorney



STATE OF          )
                  ) SS:
COUNTY OF         )

     On this ____ day of __________, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jude T. Driscoll, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             ------------------------------
                                             Notary Public

My Commission Expires:____________

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STATE OF INDIANA   )
                   ) SS:
COUNTY OF ALLEN    )

     On this ____ day of __________, 2003, before me, a Notary Public, in and for said county and state, personally appeared Barbara S. Kowalczyk, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             ------------------------------
                                             Notary Public

My Commission Expires:____________

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STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this ____ day of __________, 2003, before me, a Notary Public, in and for said county and state, personally appeared See Yeng Quek, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             ------------------------------
                                             Notary Public

My Commission Expires:____________

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STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this ____ day of __________, 2003, before me, a Notary Public, in and for said county and state, personally appeared Richard C. Vaughan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             ------------------------------
                                             Notary Public

My Commission Expires:____________

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